Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the quarterly report of Tingo Group, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin Chen, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 15, 2023

/s/ Kevin Chen
Kevin Chen
Chief Financial Officer
(Principal Financial Officer)